UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

NORTHERN TRUST CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-36609	36-2723087
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On August 3, 2018, Northern Trust Corporation (the “Company”) issued $500,000,000 of its 3.65% Senior Notes due 2028 (the “Notes”) pursuant to an underwriting agreement, dated as of July 31, 2018, by and among the Company, Barclays Capital Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein. The Notes were issued in a public offering pursuant to an indenture, dated as of May 8, 2017, as amended and supplemented by a second supplemental indenture, dated as of August 3, 2018, between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee.

The Notes are unsecured obligations of the Company and rank equally with all of the Company’s existing and future senior debt. The Notes will mature on August 3, 2028. The Notes will bear interest from the date they are issued at an annual rate of 3.65% payable semi-annually in arrears on February 3 and August 3, beginning on February 3, 2019.

On or after May 3, 2028, the Notes will be redeemable, at the Company’s option, in whole or in part at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Notes were offered pursuant to the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-219591) and the prospectus included therein, filed with the Securities and Exchange Commission on July 31, 2017, and supplemented by the prospectus supplement, dated July 31, 2018.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 31, 2018, among Northern Trust Corporation and Barclays Capital Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Second Supplemental Indenture, dated as of August 3, 2018, between Northern Trust Corporation and The Bank of New York Mellon Trust Company, National Association, as trustee.

4.2	Form of 3.65% Senior Notes due 2028 (included in Exhibit 4.1).

5.1	Opinion of Mayer Brown LLP, counsel for Northern Trust Corporation, as to the validity of the Notes.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2018

Northern Trust Corporation

By:	/s/ Stephanie S. Greisch
Stephanie S. Greisch
Executive Vice President, Deputy General Counsel and Corporate Secretary

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